SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 18, 2005

EMBARCADERO TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30293	68-0310015
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 California Street, Suite 1200, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 834-3131

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition. On January 18, 2005, Embarcadero Technologies, Inc. issued a press release announcing financial results for the third quarter ended September 30, 2004 and the filing of its delayed third quarter 10-Q and filing of restated quarterly financial statements for the quarters ended March 31, 2004 and June 30, 2004. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit
99.1	Press release dated January 18, 2005

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 18, 2005

EMBARCADERO TECHNOLOGIES, INC.

By:	/s/ Raj Sabhlok
Raj Sabhlok
Chief Financial Officer and Senior Vice President of Corporate Development

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 18, 2005